UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2019

HARVARD BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33957	04-3306140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (508) 893-8999

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 28, 2019, Harvard Bioscience, Inc. issued an earnings press release announcing its financial results for the three months and year ended December 31, 2018. A copy of the earnings release was furnished with a Current Report on Form 8-K on February 28, 2019 (the “Original Form 8-K”). This Amendment No. 1 on Form 8-K/A is being filed to amend Items 2.02, and 9.01 of the Original Form 8-K, solely for the purpose of updating information relating to the GAAP net income for the three months ended December 31, 2018 and the GAAP net loss for the year ended December 31, 2018, as described below (this amendment, the “Amended Form 8-K”).

Item 2.02 Results of Operations and Financial Conditions.

On February 28, 2019, Harvard Bioscience, Inc. issued an earnings press release announcing its financial results for the three months and year ended December 31, 2018 (the “Original Press Release”). Information regarding the GAAP net income and GAAP net loss incorrectly included immaterial amounts in the “other expense, net” line of the consolidated statements of operations. The Company has prepared and furnished, as Exhibit 99.1 to this Amendment No. 1 on Form 8-K/A, a restated earnings release, which indicates the corrected information, including the GAAP net income and GAAP net loss for the three months and year ended December 31, 2018, respectively (the “Restated Earnings Release”). The adjustments did not impact the Company’s non-GAAP financial results reported in the Original Press Release. The Restated Earnings Release is furnished as Exhibit 99.1 to this Amendment No. 1 on Form 8-K/A and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

99.1	Restated Earnings Release prepared and furnished by Harvard Bioscience, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvard BIOSCIENCE, INC.
(Registrant)

March 18, 2019	/s/ KAM UNNINAYAR
(Date)	Kam Unninayar Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Restated Earnings Release prepared and furnished by Harvard Bioscience, Inc.